Business disposals	6 Months Ended
Jun. 30, 2021
Non-current assets or disposal groups classified as held for sale or as held for distribution to owners [abstract]
Business disposals

15	Business disposals
In the first half of 2021, we accelerated the pace of execution on our strategic ambition to be the preferred international financial partner for our clients with the announcements of the potential sale of our retail banking businesses in France, as well as the exit of domestic mass market retail banking in the US.
Potential sale of the retail banking business in France
On 18 June 2021, HSBC Continental Europe signed a memorandum of understanding with Promontoria MMB SAS (‘My Money Group’), its subsidiary Banque des Caraïbes SA and My Money Bank, regarding the potential sale of HSBC Continental Europe’s retail banking business in France.
The potential sale includes: HSBC Continental Europe’s French retail banking business; the Crédit Commercial de France (‘CCF’) brand; and, subject to the satisfaction of relevant conditions, HSBC Continental Europe’s 100% ownership interest in HSBC SFH (France) and its 3% ownership interest in Crédit Logement. The sale would generate an estimated loss before tax including related transaction costs for the Group of $2.3bn, together with an additional $0.7bn impairment of goodwill.
There would be no immediate tax benefit recognised in respect of the sale loss nor impairment. The vast majority of the estimated loss for the write-down of the disposal group to fair value less costs to sell will be recognised when it is classified as held for sale in accordance with IFRS 5, which is currently anticipated to be in 2022. Subsequently, the disposal group classified as held for sale will be remeasured at the lower of carrying amount and fair value less costs to sell at each reporting period. Any remaining gain or loss not previously recognised shall be recognised at the date of derecognition, which is currently anticipated to be in the first half of 2023.
At 30 June 2021, the value of the total assets of the business to be sold was $28.2bn, including $25.6bn of loans and advances to customers, and the value of customer accounts was $23.5bn.
US retail banking business
On 26 May 2021, we announced that we will exit our US mass market retail banking business, including our Personal and Advance propositions, as well as retail business banking, and will rebrand approximately 20 to 25 of our retail branches into international wealth centres to serve our Premier and Jade customers. In conjunction with the execution of this strategy, HSBC Bank USA, N.A. has entered into definitive sale agreements with Citizens Bank and Cathay Bank to sell approximately 90 of our retail branches along with substantially all residential mortgage, unsecured and retail business banking loans and all deposits in our branch network not associated with our Premier, Jade and Private Banking customers. Certain assets under management associated with our mass market retail banking business will also be transferred. The remaining branches not sold or rebranded will be closed.
The sales are expected to close by the first quarter of 2022, subject to regulatory approval, and are not expected to impact results materially. At 30 June 2021, loans and advances to customers of $2.6bn and customer accounts of $9.9bn related to these transactions met the criteria to be classified as held for sale.